(BULL LOGO)
Merrill Lynch Investment Managers

www.mlim.ml.com


Annual Report
November 30, 2001


Mercury
Focus Twenty
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



November 30, 2001, Mercury Focus Twenty Fund, Inc.



DEAR SHAREHOLDER


Mercury Focus Twenty Fund, Inc. completed its first full fiscal year of operation on November 30, 2001. The equity investment environment over the past year was one of the worst in recent memory. Stocks corrected sharply as investors reacted to an almost unprecedented deceleration in economic fundamentals. The CEO of Cisco Systems, Inc., John Chambers, compared the rapid fall-off in the economy to a "100-year flood." Chamber's comments can be supported by any of a myriad of negative market and economic milestones, such as:

* The first quarter of 2001 was down 25.46%, making it the worst first quarter in NASDAQ history.

* The third quarter of 2001 was down 30.59%, making it the second worst quarter in NASDAQ history.

* The third quarter of 2001 was the worst quarter for the Standard and Poor's 500 Index (S&P 500) since the 1987 stock market crash.

* Personal computer shipments in the second calendar quarter of 2001 dropped on a year-over-year basis for the first time since 1986.

* The July semiconductor sales figure was at its worst level since August 1994. This was notable in that the seven-year period, from 1994 to 2001, included two prior cyclical downturns.

Stocks typically do poorly in the early stages of cyclical downturns. Unfortunately, stocks had further to fall this time around, as the near perfect investment backdrop of the late 1990s emboldened investors to bid stocks up to historically high valuation levels. The market decline was also exacerbated by a severe reduction in the flow of investment capital into Internet and telecommunications services stocks. In retrospect, this deflation of what turned out to be a speculative bubble, subsequently spilled over into many other sectors of the economy.

The Federal Reserve Board moved aggressively throughout 2001 in an effort to stimulate economic growth. In total, the target Federal
Funds rate was lowered from 6.50% to 2.00% in ten different policy moves that occurred from January through November 2001.

Stocks have historically done quite well when the Federal Reserve Board eases monetary policy. While the Federal Reserve Board's activity did help spark two extremely strong rallies in January and April, these rallies were but brief interludes in a consistent, year-long downward trend that began in September 2000. However, as the Fund's fiscal year drew to a close, stocks were in the midst of a strong rally from the new lows established in late September, following the terrorist attacks of September 11.

The S&P 500 Index fell a total of 12.23% for the year ended November 30, 2001. Aggressive growth stocks usually underperform the broader indexes during market declines and this most recent period was no different. On average, indexes characterized by higher rates of earnings growth typically did worse than those with lower rates of growth. For example, the NASDAQ Composite Index, which contains many more rapidly growing companies than the S&P 500 Index, was down 25.69% for the year ended November 30, 2001. Our aggressive growth investment philosophy did not perform well in this environment.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


Fiscal Year in Review
For the year ended November 30, 2001, the Fund's Class I, Class A, Class B and Class C Shares had returns of -67.91%, -68.02%, -68.18% and -68.34%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) This performance lagged the return on the Fund's unmanaged benchmark, the Lipper Multi-Cap Growth Average, which was -25.58% over the same period. We are deeply disappointed in this performance, but it is not unexpected, given the aggressive nature of this Fund.

We are confident that our process will work over the long term, and we do not intend to lose focus at this low moment. Therefore, we will continue to dedicate ourselves to working even more diligently to position the portfolio to do well when the market inevitably improves.

Most of our underperformance, relative to the index, was because of our higher-than-index weighting in the technology sector and the more volatile nature of high growth stocks, which we have already discussed. Because of our high-growth focus, our portfolio is typically overweighted in sectors (such as technology and health care) that historically have grown faster than the economy.

Throughout the fiscal year, we responded to the deteriorating macroeconomic environment by reducing our exposure to larger companies with broad exposure to the economy. These companies included: JDS Uniphase Corp., Nortel Networks Corp. and Corning Incorporated. We replaced these holdings with smaller, more nimble companies such as Sonus Networks Inc., ONI Systems, Harley-Davidson, Inc. and IDEC Pharmaceuticals Corporation, which we believed would have a better chance of growing through the economic slowdown.

Smaller companies with rapidly growing product lines, strong product cycles and/or smaller market shares are often less correlated with economic growth than larger companies. As always, our changes were not driven by our own view of where the economy was heading, but by our bottoms-up research process. Some of the changes, such as Harley-Davidson and IDEC Pharmaceuticals, worked in our favor. Unfortunately, other companies, such as Sonus Networks and ONI Systems, were not able to continue growing through one of the deepest capital spending slowdowns in recent memory.

Looking forward, we are beginning to see early signs of renewed strength in some isolated areas of technology. Important confirmation of this subjective observation is provided by the Next Twelve Months average estimated earnings growth for the NASDAQ Composite Index, which increased significantly during the September 2001 quarter. This represented the first increase in estimated earnings growth in four quarters. Average Upward Earnings Revisions and Positive Earnings Surprises for the NASDAQ also increased for the first time in several quarters. We believe that earnings drive stock prices and all of these trends are extremely positive signs that the current rally, unlike the ones that occurred in January and April 2001, may be for real. As we move forward, the key question will be whether the improving trends we are seeing are brief snapbacks, or whether they represent more permanent developments.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


In Conclusion
Despite the activity of the past year, stock investing has been and will, in all likelihood, continue to be a good proposition. We believe in investing based on the present and the future, not the past. The best strategy that investors can implement is to identify those investments that they believe will perform well in the months and years ahead. These investments will not necessarily be the ones that had the best performance from March 2000 through September 2001. As we move forward, we are rededicating ourselves to pursuing our investment discipline and the best possible returns for our shareholders.

We appreciate your investment in Mercury Focus Twenty Fund, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Michael S. Hahn)
Michael S. Hahn
Senior Portfolio Manager



January 10, 2002


We are pleased to announce that Michael S. Hahn has been named Senior Portfolio Manager and is responsible for the day-to-day management of Mercury Focus Twenty Fund, Inc. Mr. Hahn joined Merrill Lynch Investment Managers, L.P. in May 1999. From 1996 to 1999, Mr. Hahn was portfolio manager and analyst at PBHG Funds.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS

                                    6-Month        12-Month    Since Inception
As of November 30, 2001           Total Return   Total Return    Total Return

Class I*                             - 43.25%        - 67.91%      - 79.40%
Class A*                             - 43.37         - 68.02       - 79.50
Class B*                             - 43.30         - 68.18       - 79.70
Class C*                             - 43.58         - 68.34       - 79.80
Lipper Multi-Cap Growth Average**    - 15.16         - 25.28       - 43.29
NASDAQ Composite Index***            -  8.52         - 25.69       - 57.78

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 3/20/00.
**This Average is comprised of funds that seek long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index based on price/current earnings, book value, asset value, or other factors. Since inception total return is from 3/31/00.
***An unmanaged broad-based Index comprised of common stocks. Since inception total return is from 3/31/00.



November 30, 2001, Mercury Focus Twenty Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Focus Twenty Fund, Inc.++ Class I and Class A Shares* compared to a similar investment in Standard & Poor's 500 Index++++, Lipper Multi-Cap Growth Funds Average++++++ and Standard & Poor's
Barra Growth Index+++. Values illustrated are as follows:


Mercury Focus Twenty Fund, Inc.++
Class I Shares*

Date                        Value

03/20/2000               $ 9,475.00
November 2000            $ 6,083.00
November 2001            $ 1,952.00


Mercury Focus Twenty Fund, Inc.++
Class A Shares*

Date                        Value

03/20/2000               $ 9,475.00
November 2000            $ 6,073.00
November 2001            $ 1,942.00


Standard & Poor's 500 Index++++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 8,842.00
November 2001            $ 7,760.00


Lipper Multi-Cap Growth Funds Average++++++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 7,508.00
November 2001            $ 5,587.00


Standard & Poor's Barra Growth Index+++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 7,823.00
November 2001            $ 6,522.00



A line graph illustrating the growth of a $10,000 investment in Mercury Focus Twenty Fund, Inc.++ Class B and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++, Lipper Multi-Cap Growth Funds Average++++++ and Standard & Poor's
Barra Growth Index+++. Values illustrated are as follows:


Mercury Focus Twenty Fund, Inc.++
Class B Shares*

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 6,380.00
November 2001            $ 1,949.00


Mercury Focus Twenty Fund, Inc.++
Class C Shares*

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 6,380.00
November 2001            $ 2,020.00


Standard & Poor's 500 Index++++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 8,842.00
November 2001            $ 7,760.00


Lipper Multi-Cap Growth Funds Average++++++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 7,508.00
November 2001            $ 5,587.00


Standard & Poor's Barra Growth Index+++

Date                        Value

03/20/2000               $10,000.00
November 2000            $ 7,823.00
November 2001            $ 6,522.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Focus Twenty Trust. The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each of the graphs is from 3/31/00.
++++++This Average is comprised of funds that seek long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index based on price/current earnings, book value, asset value or other factors.
The starting date for the Average in each of the graphs is from 3/31/00.
+++This unmanaged Index is a capitalization-weighted Index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. The starting date for the Index in each of the graphs is from 3/31/00.

During the fiscal year ended November 30, 2001, the Fund's benchmark was changed from the Standard & Poor's Barra Growth Index to the Standard & Poor's 500 Index and Lipper Multi-Cap Growth Average to reflect the inclusion of several market capitalization companies in the portfolio.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN
                                         % Return       % Return
                                      Without Sales    With Sales
Class I Shares*                           Charge        Charge**

One Year Ended 9/30/01                   - 85.38%       - 86.15%
Inception (3/20/00) through 9/30/01      - 70.02        - 71.06

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return       % Return
                                      Without Sales    With Sales
Class A Shares*                           Charge        Charge**

One Year Ended 9/30/01                   - 85.46%       - 86.23%
Inception (3/20/00) through 9/30/01      - 70.15        - 71.18

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return       % Return
                                         Without          With
Class B Shares*                            CDSC          CDSC**

One Year Ended 9/30/01                   - 85.59%       - 86.17%
Inception (3/20/00) through 9/30/01      - 70.40        - 71.18

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                         Without          With
Class C Shares*                            CDSC          CDSC**

One Year Ended 9/30/01                   - 85.59%       - 85.74%
Inception (3/20/00) through 9/30/01      - 70.40        - 70.40

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2001

MERCURY FOCUS TWENTY FUND, INC.
Assets:
Investment in Master Focus Twenty Trust, at value (identified cost--$196,602)                              $     198,860
Prepaid registration fees and other assets                                                                        45,415
                                                                                                           -------------
Total assets                                                                                                     244,275
                                                                                                           -------------

Liabilities:
Payable to distributor                                                                                               135
Accrued expenses and other liabilities                                                                            45,415
                                                                                                           -------------
Total liabilities                                                                                                 45,550
                                                                                                           -------------

Net Assets:
Net assets                                                                                                 $     198,725
                                                                                                           =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $         251
Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      1,302
Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      7,409
Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                        828
Paid-in capital in excess of par                                                                                 385,386
Accumulated realized capital losses on investments from the Trust--net                                         (198,709)
Unrealized appreciation on investments from the Trust--net                                                         2,258
                                                                                                           -------------
Net assets                                                                                                 $     198,725
                                                                                                           =============

Net Asset Value:
Class I--Based on net assets of $5,176 and 2,510 shares outstanding                                        $        2.06
                                                                                                           =============
Class A--Based on net assets of $26,727 and 13,017 shares outstanding                                      $        2.05
                                                                                                           =============
Class B--Based on net assets of $150,055 and 74,089 shares outstanding                                     $        2.03
                                                                                                           =============
Class C--Based on net assets of $16,767 and 8,281 shares outstanding                                       $        2.02
                                                                                                           =============

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2001

MERCURY FOCUS TWENTY FUND, INC.
Investment Income from the Trust--Net:
Net investment income allocated from the Trust:
  Interest                                                                                                 $         385
  Dividends                                                                                                           97
  Securities lending--net                                                                                              5
  Expenses                                                                                                         (937)
                                                                                                           -------------
Net investment loss from the Trust                                                                                 (450)
                                                                                                           -------------

Expenses:
Offering costs                                                                            $     116,869
Registration fees                                                                                30,039
Printing and shareholder reports                                                                 28,698
Professional fees                                                                                18,653
Account maintenance and distribution fees--Class B                                                  730
Accounting services                                                                                 566
Administration fees                                                                                 334
Account maintenance and distribution fees--Class C                                                  203
Account maintenance fees--Class A                                                                    88
Other                                                                                             9,158
                                                                                          -------------
Total expenses before reimbursement                                                             205,338
Reimbursement of expenses                                                                     (203,050)
                                                                                          -------------
Total expenses after reimbursement                                                                                 2,288
                                                                                                           -------------
Investment loss--net                                                                                             (2,738)
                                                                                                           -------------

Realized & Unrealized Gain (Loss) from the Trust--Net:
Realized loss on investments from the Trust--net                                                               (172,614)
Change in unrealized appreciation/depreciation on investments from the Trust--net                                 13,023
                                                                                                           -------------
Net Decrease in Net Assets Resulting from Operations                                                       $   (162,329)
                                                                                                           =============

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENTS OF CHANGES IN NET ASSETS

MERCURY FOCUS TWENTY FUND, INC.

                                                                                           For the       For the Period
                                                                                          Year Ended    March 20, 2000++
                                                                                         November 30,   to November 30,
Increase (Decrease) in Net Assets:                                                           2001             2000
Operations:
Investment loss--net                                                                      $     (2,738)    $     (1,064)
Realized loss on investments from the Trust--net                                              (172,614)         (24,174)
Change in unrealized appreciation/depreciation on investments from the Trust--net                13,023         (10,765)
                                                                                          -------------    -------------
Net decrease in net assets resulting from operations                                          (162,329)         (36,003)
                                                                                          -------------    -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                              296,893              164
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                         134,564         (35,839)
Beginning of period                                                                              64,161          100,000
                                                                                          -------------    -------------
End of period                                                                             $     198,725    $      64,161
                                                                                          =============    =============

++Commencement of operations.

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


FINANCIAL HIGHLIGHTS

MERCURY FOCUS TWENTY FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class I                     Class A
                                                                                   For the                     For the
                                                                    For the         Period        For the       Period
                                                                      Year        March 20,         Year      March 20,
                                                                     Ended        2000++ to        Ended      2000++ to
                                                                    Nov. 30,       Nov. 30,       Nov. 30,     Nov. 30,
Decrease in Net Asset Value:                                          2001           2000           2001         2000
Per Share Operating Performance:
Net asset value, beginning of period                               $    6.42      $   10.00      $    6.41     $   10.00
                                                                   ---------      ---------      ---------     ---------
Investment loss--net                                                 (.04)**          (.07)        (.05)**         (.09)
Realized and unrealized loss on investments from the Trust--net       (4.32)         (3.51)         (4.31)        (3.50)
                                                                   ---------      ---------      ---------     ---------
Total from investment operations                                      (4.36)         (3.58)         (4.36)        (3.59)
                                                                   ---------      ---------      ---------     ---------
Net asset value, end of period                                     $    2.06      $    6.42      $    2.05     $    6.41
                                                                   =========      =========      =========     =========

Total Investment Return:***
Based on net asset value per share                                  (67.91%)    (35.80%)+++       (68.02%)   (35.90%)+++
                                                                   =========      =========      =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                     1.60%         1.59%*          1.85%        1.84%*
                                                                   =========      =========      =========     =========
Expenses++++                                                         150.17%        78.30%*        151.60%       78.47%*
                                                                   =========      =========      =========     =========
Investment loss--net                                                 (1.16%)       (1.14%)*        (1.43%)      (1.39%)*
                                                                   =========      =========      =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                           $       5      $      16      $      27     $      16
                                                                   =========      =========      =========     =========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY FOCUS TWENTY FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class B                     Class C
                                                                                   For the                     For the
                                                                    For the         Period        For the       Period
                                                                      Year        March 20,         Year      March 20,
                                                                     Ended          2000++         Ended        2000++
                                                                    Nov. 30,     to Nov. 30,      Nov. 30,   to Nov. 30,
Decrease in Net Asset Value:                                          2001           2000           2001         2000
Per Share Operating Performance:
Net asset value, beginning of period                               $    6.38      $   10.00      $    6.38     $   10.00
                                                                   ---------      ---------      ---------     ---------
Investment loss--net                                                 (.06)**          (.13)        (.07)**         (.13)
Realized and unrealized loss on investments from the Trust--net       (4.29)         (3.49)         (4.29)        (3.49)
                                                                   ---------      ---------      ---------     ---------
Total from investment operations                                      (4.35)         (3.62)         (4.36)        (3.62)
                                                                   ---------      ---------      ---------     ---------
Net asset value, end of period                                     $    2.03      $    6.38      $    2.02     $    6.38
                                                                   =========      =========      =========     =========

Total Investment Return:***
Based on net asset value per share                                  (68.18%)    (36.20%)+++       (68.34%)   (36.20%)+++
                                                                   =========      =========      =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                     2.60%         2.61%*          2.60%        2.61%*
                                                                   =========      =========      =========     =========
Expenses++++                                                         147.99%        79.50%*        152.09%       79.45%*
                                                                   =========      =========      =========     =========
Investment loss--net                                                 (2.29%)       (2.15%)*        (2.24%)      (2.16%)*
                                                                   =========      =========      =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                           $     150      $      16      $      17     $      16
                                                                   =========      =========      =========     =========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY FOCUS TWENTY FUND, INC.

1. Significant Accounting Policies:
Mercury Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at November 30, 2001 was less than 0.1%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,921 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $817 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions With Affiliates:
Effective December 18, 2000, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended November 30, 2001, FAM earned fees of $334, all of which was waived. FAM also reimbursed the Fund for additional expenses of $202,716.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                         Maintenance Fee          Distribution Fee

Class A                        .25%                     --
Class B                        .25%                   .75%
Class C                        .25%                   .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2001 were $629,465 and $334,012, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $296,893 and $164 for the year ended November 30, 2001 and for the period March 20, 2000 to November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended November 30, 2001                   Shares    Dollar Amount

Shares sold                                   --    $          --
                                         -------    -------------
Net increase                                  --    $          --
                                         =======    =============



Class I Shares for the Period March 20, 2000++
to November 30, 2000                      Shares    Dollar Amount

Shares sold                                   10    $          84
                                         -------    -------------
Net increase                                  10    $          84
                                         =======    =============

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class A Shares for the Year
Ended November 30, 2001                   Shares    Dollar Amount

Shares sold                               10,507    $      49,624
                                         -------    -------------
Net increase                              10,507    $      49,624
                                         =======    =============



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class A Shares for the Period March 20, 2000++
to November 30, 2000                      Shares    Dollar Amount

Shares sold                                  496    $       4,709
Shares redeemed                            (486)          (4,713)
                                         -------    -------------
Net increase (decrease)                       10    $         (4)
                                         =======    =============

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class B Shares for the Year
Ended November 30, 2001                   Shares    Dollar Amount

Shares sold                               71,598    $     224,132
Shares redeemed                              (9)             (16)
                                         -------    -------------
Net increase                              71,589    $     224,116
                                         =======    =============



Class B Shares for the Period March 20, 2000++
to November 30, 2000                      Shares    Dollar Amount

Shares sold                                   --    $          --
                                         -------    -------------
Net increase                                  --    $          --
                                         =======    =============

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class C Shares for the Year
Ended November 30, 2001                   Shares    Dollar Amount

Shares sold                                6,404    $      25,773
Shares redeemed                            (633)          (2,620)
                                         -------    -------------
Net increase                               5,771    $      23,153
                                         =======    =============



Class C Shares for the Period March 20, 2000++
to November 30, 2000                      Shares    Dollar Amount

Shares sold                                   10    $          84
                                         -------    -------------
Net increase                                  10    $          84
                                         =======    =============

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


5. Capital Loss Carryforward:
At November 30, 2001, the Fund had a net capital loss carryforward of approximately $175,000, of which $22,000 expires in 2008 and $153,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Plan of Liquidation:
On December 14, 2001, the Fund's Board of Directors approved the liquidation of the Fund pursuant to a plan of liquidation dissolution. The date of the liquidation has not been determined.



November 30, 2001. Mercury Focus Twenty Fund, Inc.


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Focus Twenty Fund Inc., as of November 30, 2001, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period March 20, 2000 (commencement of operations) to November 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Focus Twenty Fund, Inc., as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
January 2, 2002



November 30, 2001, Mercury Focus Twenty Fund, Inc.


SCHEDULE OF INVESTMENTS

MASTER FOCUS TWENTY TRUST

                                                                                                       In US Dollars
                        Shares                                                                                Percent of
Industries                Held                       Common Stocks                                    Value   Net Assets
Canada

Semiconductor           210,000   ++Celestica Inc.                                                $  8,880,900      2.1%
Equipment & Products

                                  Total Common Stocks in Canada                                      8,880,900       2.1


United States

Aerospace &             110,000   General Dynamics Corporation                                       9,146,500       2.1
Defense

Automobiles             700,000   Harley-Davidson, Inc.                                             36,806,000       8.6

Biotechnology           407,000   ++Amgen Inc.                                                      26,992,240       6.3
                        570,000   ++IDEC Pharmaceuticals Corporation                                40,065,300       9.3
                        625,000   ++Millennium Pharmaceuticals, Inc.                                21,306,250       5.0
                                                                                                  ------------     -----
                                                                                                    88,363,790      20.6

Commercial              609,800   ++Concord EFS, Inc.                                               18,257,412       4.2
Services & Supplies

Communications          268,500   ++Brocade Communications Systems, Inc.                             8,806,800       2.1
Equipment             1,125,000   ++Cisco Systems, Inc.                                             22,983,750       5.3
                        350,000   ++QUALCOMM Incorporated                                           20,545,000       4.8
                                                                                                  ------------     -----
                                                                                                    52,335,550      12.2

Computers &             540,000   ++Network Appliance, Inc.                                          8,326,800       1.9
Peripherals

Diversified             450,000   ++Nasdaq-100 Shares (a)                                           17,883,000       4.2
Financials

Internet Software &     200,000   ++VeriSign, Inc.                                                   7,486,000       1.7
Services

Media                   700,000   ++AOL Time Warner Inc.                                            24,430,000       5.7


November 30, 2001, Mercury Focus Twenty Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                       In US Dollars
                        Shares                                                                                Percent of
Industries                Held                       Common Stocks                                    Value   Net Assets
United States (concluded)

Semiconductor           219,000   ++Broadcom Corporation (Class A)                                $  9,633,810      2.2%
Equipment &             340,000   ++KLA-Tencor Corporation                                          17,071,400       4.0
Products                120,000   ++Maxim Integrated Products, Inc.                                  6,576,000       1.5
                        531,300   ++RF Micro Devices, Inc.                                          12,884,025       3.0
                                                                                                  ------------     -----
                                                                                                    46,165,235      10.7

Software                270,000   ++Amdocs Limited                                                   8,928,900       2.1
                        448,500   ++Electronic Arts Inc.                                            27,116,310       6.3
                        370,000   ++Microsoft Corporation                                           23,754,000       5.5
                        500,000   ++VERITAS Software Corporation                                    19,445,000       4.5
                                                                                                  ------------     -----
                                                                                                    79,244,210      18.4

                                  Total Common Stocks in the United States                         388,444,497      90.3

                                  Total Investments in Common Stocks (Cost--$401,966,783)          397,325,397      92.4



                          Face
                         Amount                  Short-Term Securities
United States

Commercial        US$15,000,000   Gannett Company, 1.98% due 12/07/2001                             14,995,050       3.5
Paper*                9,448,000   General Motors Acceptance Corp., 2.23% due 12/03/2001              9,446,829       2.2
                                                                                                  ------------     -----
                                                                                                    24,441,879       5.7

US Government        12,000,000   Federal Home Loan Bank, 1.98% due 12/12/2001                      11,992,740       2.8
Agency                2,385,000   US Treasury Bills, 1.89% due 12/27/2001                            2,381,707       0.5
Obligations*                                                                                      ------------     -----
                                                                                                    14,374,447       3.3

                                  Total Investments in Short-Term Securities
                                  (Cost--$38,816,326)                                               38,816,326       9.0

                                  Total Investments (Cost--$440,783,109)                           436,141,723     101.4


November 30, 2001, Mercury Focus Twenty Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                       In US Dollars
                     Nominal Value                                                                            Percent of
                   Covered by Options                    Issue                                        Value   Net Assets
Options Written

Call Options            295,000   Cisco Systems, Inc., expiring January 2003 at USD 30            $  (619,500)    (0.2%)
Written                 200,000   Harley-Davidson, Inc., expiring February 2002 at USD 55            (550,000)     (0.1)
                        303,500   KLA-Tencor Corporation, expiring December 2001 at USD 60            (91,043)       0.0
                                                                                                  ------------    ------
                                                                                                   (1,260,543)     (0.3)

Put Options              21,000   Broadcom Corp., expiring December 2001 at USD 40                   (163,800)       0.0
Written                  90,000   Network Appliance, Inc., expiring December 2001 at USD 15           (99,000)       0.0
                                                                                                  ------------    ------
                                                                                                     (262,800)       0.0

                                  Total Options Written (Premiums Received--$1,191,094)            (1,523,343)     (0.3)

                                  Total Investments, Net of Options Written
                                  (Cost--$439,592,015)                                             434,618,380     101.1
                                  Liabilities in Excess of Other Assets                            (4,665,245)     (1.1)
                                                                                                  ------------    ------
                                  Net Assets                                                      $429,953,135    100.0%
                                                                                                  ============    ======

*Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2001

MASTER FOCUS TWENTY TRUST

Assets:
Investments, at value (including securities loaned of $96,215,450)
  (identified cost--$440,783,109)                                                                       $    436,141,723
Investments held as collateral for loaned securities, at value                                               100,490,000
Cash                                                                                                             134,360
Receivables:
  Securities sold                                                                      $    3,299,555
  Contributions                                                                               598,729
  Options written                                                                             223,277
  Loaned securities income                                                                      9,539          4,131,100
                                                                                       --------------
Prepaid expenses and other assets                                                                                226,281
                                                                                                        ----------------
Total assets                                                                                                 541,123,464
                                                                                                        ----------------

Liabilities:
Collateral on securities loaned, at value                                                                    100,490,000
Options written, at value (premiums received--$1,191,094)                                                      1,523,343
Payables:
  Securities purchased                                                                      7,299,499
  Withdrawals                                                                               1,594,106
  Investment adviser                                                                          189,737          9,083,342
                                                                                       --------------
Accrued expenses and other liabilities                                                                            73,644
                                                                                                        ----------------
Total liabilities                                                                                            111,170,329
                                                                                                        ----------------

Net Assets:
Net assets                                                                                              $    429,953,135
                                                                                                        ================

Net Assets Consist of:
Partners' capital                                                                                       $    434,926,770
Unrealized depreciation on investments                                                                       (4,973,635)
                                                                                                        ----------------
Net assets                                                                                              $    429,953,135
                                                                                                        ================

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2001

MASTER FOCUS TWENTY TRUST

Investment Income:
Interest and discount earned                                                                            $      2,675,776
Dividends                                                                                                        479,456
Securities lending--net                                                                                            9,674
                                                                                                        ----------------
Total income                                                                                                   3,164,906
                                                                                                        ----------------

Expenses:
Investment advisory fees                                                               $    4,617,970
Offering costs                                                                                142,090
Accounting services                                                                           116,788
Custodian fees                                                                                 47,052
Professional fees                                                                              45,300
Trustees' fees and expenses                                                                    38,219
Pricing fees                                                                                      926
Printing and shareholder reports                                                                  259
Other                                                                                          26,806
                                                                                       --------------
Total expenses                                                                                                 5,035,410
                                                                                                        ----------------
Investment loss--net                                                                                         (1,870,504)
                                                                                                        ----------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                        (1,204,513,199)
Change in unrealized depreciation on investments--net                                                        331,418,796
                                                                                                        ----------------
Net Decrease in Net Assets Resulting from Operations                                                    $  (874,964,907)
                                                                                                        ================

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


STATEMENTS OF CHANGES IN NET ASSETS

MASTER FOCUS TWENTY TRUST

                                                                                         For the         For the Period
                                                                                        Year Ended      March 3, 2000++
                                                                                       November 30,     to November 30,
Increase (Decrease) in Net Assets:                                                         2001               2000
Operations:
Investment loss--net                                                                 $    (1,870,504)   $    (3,410,237)
Realized loss on investments--net                                                     (1,204,513,199)      (277,693,004)
Change in unrealized depreciation on investments--net                                     331,418,796      (336,392,431)
                                                                                     ----------------   ----------------
Net decrease in net assets resulting from operations                                    (874,964,907)      (617,495,672)
                                                                                     ----------------   ----------------

Capital Transactions:
Proceeds from contributions                                                               404,613,481      1,990,033,148
Fair value of withdrawals                                                               (288,410,915)      (183,922,100)
                                                                                     ----------------   ----------------
Net increase in net assets derived from net capital transactions                          116,202,566      1,806,111,048
                                                                                     ----------------   ----------------

Net Assets:
Total increase (decrease) in net assets                                                 (758,762,341)      1,188,615,376
Beginning of period                                                                     1,188,715,476            100,100
                                                                                     ----------------   ----------------
End of period                                                                        $    429,953,135   $  1,188,715,476
                                                                                     ================   ================

++Commencement of operations.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

MASTER FOCUS TWENTY TRUST

The following ratios have been derived from information provided in the financial statements.

                                                                                         For the         For the Period
                                                                                        Year Ended      March 3, 2000++
                                                                                       November 30,     to November 30,
                                                                                           2001               2000
Ratios to Average Net Assets:
Expenses                                                                                         .68%              .90%*
                                                                                     ================   ================
Investment loss--net                                                                           (.25%)            (.33%)*
                                                                                     ================   ================

Supplemental Data:
Net assets, end of period (in thousands)                                             $        429,953   $      1,188,715
                                                                                     ================   ================
Portfolio turnover                                                                            137.66%             62.85%
                                                                                     ================   ================


*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MASTER FOCUS TWENTY FUND, INC.

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of November 30, 2001, no debt securities were held by the Trust.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Trust typically receives income on the loaned securities but does not receive income on the collateral. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Trust may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets. Prior to December 18, 2001, the rate was .85%.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. As of November 30, 2001, the Trust lent securities with a value of $29,487,000 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2001, cash collateral of $29,897,482 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $70,592,518 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2001, QA Advisors received $1,260 in securities lending agent fees.



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed FAM an aggregate of $33,701 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $1,164,816,546 and $936,733,899, respectively.

Net realized gains (losses) for the year ended November 30, 2001 and net unrealized losses as of November 30, 2001 were as follows:



                                         Realized         Unrealized
                                      Gains (Losses)        Losses

Long-term investments               $(1,219,635,107)   $  (4,641,386)
Short-term investments                         2,842               --
Options purchased                          6,293,050               --
Options written                            8,826,016        (332,249)
                                    ----------------   --------------
Total investments                   $(1,204,513,199)   $  (4,973,635)
                                    ================   ==============


As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $15,514,031, of which $39,486,185 related to appreciated securities and $55,000,216 related to depreciated securities. At November 30, 2001, the aggregate cost of investments, including options, for Federal income tax purposes was $450,132,411.

Transactions in call options written for the year ended November 30, 2001 were as follows:


                                           Nominal        Premiums
                                        Value Covered     Received

Outstanding call options written,
beginning of year                                 --               --
Options written                            3,238,500   $   11,638,680
Options closed                           (2,440,000)     (10,581,651)
                                       -------------   --------------
Outstanding call options written,
end of year                                  798,500   $    1,057,029
                                       =============   ==============



November 30, 2001, Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Transactions in put options written for the year ended November 30, 2001 were as follows:

                                           Nominal        Premiums
                                        Value Covered     Received

Outstanding put options written,
beginning of year                                 --               --
Options written                              842,000   $      900,565
Options closed                             (731,000)        (766,500)
                                       -------------   --------------
Outstanding put options written,
end of year                                  111,000   $      134,065
                                       =============   ==============



4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the credit agreement during the year ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.



November 30, 2001, Mercury Focus Twenty Fund, Inc.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments as of November 30, 2001, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period March 3, 2000 (commencement of operations) to November 30, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
January 2, 2002



November 30, 2001, Mercury Focus Twenty Fund, Inc.